================================================================================

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                GARGOYLES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                GARGOYLES, INC.

                                 June 4, 1999

Dear Shareholder:

   You are cordially invited to attend the 1999 Annual Meeting of Shareholders ("Annual Meeting") of Gargoyles, Inc. to be held at 10:00 a.m. on Tuesday, June 29, 1999, at the Doubletree Guest Suites Seattle, 16500 Southcenter Parkway, Seattle, Washington 98188.

   At the Annual Meeting, the shareholders will be asked to elect three directors. The Notice of 1999 Annual Meeting of Shareholders and the Proxy Statement on the following pages describe the nominees for election to our Board of Directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF EACH OF THE NOMINATED DIRECTORS.

   Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating, and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

   We look forward to your attendance at the meeting.

                                          Sincerely,
                                          /s/ Leo Rosenberger
                                          Leo Rosenberger
                                          Chief Executive Officer and Chief
                                           Financial Officer

                                   IMPORTANT

   A proxy card is enclosed. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the Annual Meeting may personally vote on all matters that are considered, and when a shareholder votes at the Annual Meeting the signed proxy will be revoked.

                                GARGOYLES, INC.

                               ----------------

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 29, 1999

                               ----------------

To the Shareholders:

   The 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Gargoyles, Inc., a Washington corporation ("Gargoyles"), will be held at 10:00 a.m., local time, on Tuesday, June 29, 1999, at the Doubletree Guest Suites Seattle, 16500 Southcenter Parkway, Seattle, Washington 98188, for the following purposes:

    1. To elect one Class 1 Director to the Gargoyles Board of Directors to serve until the 2001 annual meeting of shareholders;

    2. To elect one Class 2 Director to the Gargoyles Board of Directors to serve until the 2002 annual meeting of shareholders;

    3. To elect one Class 3 Director to the Gargoyles Board of Directors to serve until the 2000 annual meeting of shareholders; and

    4. To address such other matters as may properly come before the meeting and any adjournment or postponement thereof.

   The Board of Directors has fixed June 4, 1999 as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

   ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A LATER-DATED PROXY WITH RESPECT TO THE SAME SHARES, BY FILING WITH THE SECRETARY OF GARGOYLES A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY CARD.

                                          By Order of the Board of Directors


                                          /s/ Cynthia L. Pope
                                          ------------------------------------
                                          Cynthia L. Pope,
                                          VP and General Counsel and Secretary

5866 South 194th Street,
Kent, Washington
June 4, 1999

                                GARGOYLES, INC.

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held On Tuesday, June 29, 1999

General

   The enclosed proxy is solicited by the Board of Directors of Gargoyles, Inc., a Washington corporation ("Gargoyles" or the "Company"), for use at the Annual Meeting of Shareholders of Gargoyles (the "Annual Meeting") to be held at 10:00 a.m., local time, on Tuesday, June 29, 1999, at the Doubletree Guest Suites Seattle, 16500 Southcenter Parkway, Seattle, Washington 98188, and at any adjournment or postponement thereof.

   Gargoyles' principal executive offices are located at 5866 South 194th Street, Kent, Washington 98032.

   This Proxy Statement and the accompanying proxy card are being mailed to the shareholders of Gargoyles on or about June 7, 1999.

Outstanding Securities and Voting Rights

   Only holders of record of Gargoyles' stock at the close of business on June 4, 1999 will be entitled to vote at the Annual Meeting. On that date, Gargoyles had 7,822,191 shares of common stock (the "Common Stock") outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting. On that date, the Company also had 10 million shares of Series A Preferred Stock (the "Preferred Stock") outstanding. Each share of Preferred Stock is entitled to 3.1600342 votes at the Annual Meeting, or 80% of the total votes entitled to be cast at the Annual Meeting. See "Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management". Holders of Common Stock or Preferred Stock are not entitled to cumulate votes in the election of Directors. Under Washington law, the Company's Articles of Incorporation and the Company's Bylaws, if a quorum is present at the Annual Meeting, the three nominees for election to the Board of Directors will be approved if a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting vote in favor of their election. Because the only business scheduled to come before the Annual Meeting is the election of directors, the presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock and the number of votes attributable to each share of Preferred Stock, in the aggregate, is required to constitute a quorum for the transaction of business at the Annual Meeting.

   Abstention from voting and broker non votes will have no effect on the election of directors since they will not represent votes cast at the Annual Meeting for such purposes.

Proxy Voting

   Shares for which proxies are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon, or, in the absence of directions to the contrary, such shares will be voted "FOR" the election of the nominees to the Board of Directors named on the following pages. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

Revocation

   Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and electing to vote in person.

                             ELECTION OF DIRECTORS

   On June 1, 1999, Gargoyles completed a refinancing and recapitalization transaction with U.S. Bank National Association. As a result of that transaction, Gargoyles issued 10 million shares of Series A Preferred Stock to U.S. Bank. As part of the transaction with U.S. Bank, Timothy C. Potts, Paul
S. Shipman, Walter F. Walker, and Robert G. Wolfe each resigned from the Gargoyles Board of Directors effective June 1, 1999. Effective June 2, 1999, William C. Thompson was appointed by the Board of Directors to fill a vacancy in the Class 1 Directors, Daniel C. Regis was appointed by the Board of Directors to fill a vacancy in the Class 2 Directors, and Mr. Shipman was reappointed to the Board of Directors as a Class 3 Director. William D. Ruckelshaus will remain on the Board of Directors until the Annual Meeting when his term of office will expire.

   Following the completion of the transaction with U.S. Bank and in accordance with Gargoyles' Bylaws, the Board of Directors has fixed the number of Directors constituting the Board as of the date of the Annual Meeting at three. Directors are elected for three-year terms, and the Board is divided into three classes, with one class of Directors elected to a three-year term at each annual meeting of shareholders. Following the Annual Meeting, each class will be comprised of one Director.

   The Class 1 Director is up for election at this Annual Meeting and will serve until the 2001 Annual Meeting of Shareholders or until his successor is elected and qualified. The Class 2 Director is up for election at this Annual Meeting and will serve until the 2002 Annual Meeting. The Class 3 Director is up for election at this Annual Meeting and will serve until the 2000 Annual Meeting of Shareholders or until his successor is elected and qualified. There are no family relationships between any of the nominee Directors or executive officers of the Company. After the Annual Meeting, and assuming the election of the nominees named below, the Company's Board of Directors would consist of three outside Directors.

   The nominees set forth below have consented to being named in this proxy statement and to serve if elected. However, if any nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated by the Board of Directors, the persons named in the enclosed proxy, or their substitutes, will have discretion and authority to vote or refrain from voting for such nominee in accordance with their judgment.

Nominees Standing for Election

     Name                                                              Age Class
     ----                                                              --- -----
     William C. Thompson..............................................  60    1
     Daniel C. Regis..................................................  59    2
     Paul S. Shipman..................................................  46    3

   William C. Thompson is the President of Worldwide Marketing Consultants. From 1996 to 1998, Mr. Thompson was the Executive Vice President and Chief Marketing Officer of Umbro International, a $600 million brand marketed through a subsidiary/licensee network in 55 countries. From 1987 to 1995 Mr. Thompson was Vice Chairman and Chief Marketing Officer of J.Walter Thompson, a $6 billion international advertising agency.

   Daniel C. Regis is the President of Kirlan Venture Capital, Inc. which provides investment consulting services to several venture capital funds. Prior to joining Kirlan Venture Capital, Inc. in 1996, Mr. Regis was the Managing Partner of Price Waterhouse LLP for the Northwest Region. Mr. Regis worked for Price Waterhouse LLP for more than 32 years serving many notable clients during his career, including NIKE, Longview Fibre and Precision Castparts.

   Paul S. Shipman has been a Director of the Company since June 1996. Mr. Shipman has been President since September 1981, Chairman of the Board since November 1992 and Chief Executive Officer since June 1993 of Redhook Ale Brewery, Incorporated, a brewer of craft beers.

Compensation of Directors

   The Directors waived all cash compensation in 1998.

   Directors who do not beneficially own five percent or more of the Company's outstanding voting securities and who are not an officer, director or employee of the Company or of any entity that beneficially owns five percent or more of the Company's outstanding voting securities ("Non-employee Directors") receive nonqualified stock option grants under the Company's 1995 Stock Incentive Compensation Plan (the "Stock Plan"). In 1998 each Non-employee Director was granted a nonqualified option to purchase 10,000 shares of the Company's common stock, and in each of 1996 and 1997, each Non-employee Director was granted a nonqualified option to purchase 2,180 shares of the Company's common stock. The exercise price for each option grant is equal to the fair market value on the grant date based on the closing sale price of the Common Stock as quoted on the Nasdaq National Market or the OTC Bulletin Board. The options vest at a rate of 1/12 per month so long as the director continues to serve on the Company's Board of Directors. For information concerning a warrant to purchase shares of Common Stock granted to Walter F. Walker, see "Certain Transactions."

                                RECOMMENDATION

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
               ELECTION OF EACH OF ITS NOMINEES TO SERVE ON THE
                         COMPANY'S BOARD OF DIRECTORS

Information Regarding the Board and its Committees

   In 1998, the Board had five committees, an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating Committee, and a Special Committee. During 1998, there were nine meetings of the Board of Directors. Seven additional meetings of the Board of Directors were held by unanimous consent resolution. All directors attended at least 75% of the meetings of the Board of Directors and the committees of which they were members. Appointments to committees of the Board of Directors are traditionally made at the annual meetings of the Board of Directors which occur after the annual shareholders' meetings. It is anticipated that no appointments will be made to the Executive Committee or the Special Committee at the 1999 annual board meeting and those committees will be dissolved.

   Audit Committee. The Audit Committee reviews the scope and results of the annual independent audit of the Company's books and records and reviews the Company's finance and accounting policies. In 1998, the members of the Audit Committee were Mr. Potts, Mr. Walker and Mr. Wolfe. The Audit Committee met five times in 1998.

   Compensation Committee. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Committee also administers the Company's benefit plans, including the Company's 1995 Stock Incentive Compensation Plan, and recommends the establishment of policies relating to such plans. In 1998, the members of this committee were Mr. Shipman and Mr. Ruckelshaus. The Compensation Committee met three times in 1998.

   Executive Committee. The Executive Committee was established in January, 1998, (i) to consider and evaluate recommendations made by Leo Rosenberger, the Company's current Chief Executive Officer and Chief Financial Officer, on issues concerning the Company's structure, operations, liquidity, financing strategies, and other business matters, (ii) to review and evaluate the performance of Mr. Rosenberger, (iii) to report and make recommendations to the Board of Directors on matters which come before the Executive Committee, and (iv) to perform such other duties as shall be assigned to the Executive Committee by the Board of Directors of the Company. Mr. Ruckelshaus, Mr. Shipman, Mr. Walker and Mr. Wolfe comprised the Executive Committee. The Executive Committee met three times in 1998.

   Nominating Committee. The Nominating Committee was established in December 1997 to report and make recommendations to the Board of Directors on the size and composition of the Board and on nominees for Directors. In 1998, Mr. Ruckelshaus, Mr. Shipman and Mr. Walker were members of the Nominating Committee. The Nominating Committee met once in 1998.

   Special Committee. The Special Committee was established in June 1998 to investigate and evaluate various possible alternatives to maximize shareholder value which from time to time are available to the Company. Mr. Ruckelshaus, Mr. Shipman and Mr. Walker were members of the Special Committee. The Special Committee met five times in 1998.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the 34 Act requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors, and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% shareholders were complied with except for the initial Form 3 filings for Robert G. Wolfe, Leo Rosenberger, and Cynthia Pope with respect to their initial designation by the Company as "executive officers" which were filed late.

Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 2, 1999, for (i) each person known by the Company to own beneficially 5% or more of the Company's common stock, (ii) each Director of the Company, (iii) each executive officer of the Company for whom compensation information is given in the Summary Compensation Table in this Report, and (iv) all Directors and executive officers as a group.

                                                 Outstanding Shares
                                                  of Common Stock   Percent Of
      Name and Address of Beneficial Owner       Beneficially Owned   Class
      ------------------------------------       ------------------ ----------
Sheldon Goldman(1)..............................         20,000          *
 c/o Sungold Eyewear, Inc.
 2095 New Highway
 Farmingdale, NY 11735
Douglas B. Hauff(2).............................              0
 The Highlands
 Seattle, WA 98177
Cynthia L. Pope(1)..............................         32,700          *
 c/o Gargoyles, Inc.
 5866 S. 194th Street
 Kent, WA 98032
Daniel C. Regis.................................              0
 c/o Kirlan Venture Capital, Inc.
 221 First Avenue West, Ste. 108
 Seattle, WA 98119
Leo Rosenberger(1)..............................        150,000          *
 c/o Gargoyles, Inc.
 5866 S. 194th Street
 Kent, WA 98032
William Ruckelshaus(3)..........................         16,360          *
 c/o Madrona Investment Group
 1000 Second Avenue, Suite 3700
 Seattle, WA 98104
Paul S. Shipman(1)..............................         14,360          *
 c/o Red Hook Brewery, Inc.
 3400 Phinney Avenue
 North Seattle, WA 98103
William C. Thompson.............................              0
 c/o Worldwide Marketing Consultants
 112 Bon Air Avenue
 New Rochelle, NY 10804
Trillium Corporation(4).........................      2,505,313          6%
 4350 Cordata Parkway
 Bellingham, WA 98226
U.S. Bank National Association(5)...............     31,600,342         80%
 601 Second Avenue South
 MPSP1803
 Minneapolis, MN 55402
U.S. Bankcorp(6)................................        400,000          1%
 601 Second Avenue South
 MPSP1803
 Minneapolis, MN 55402
All current Directors and executive officers as
 a group (8 persons)............................        233,420          *

--------
 * Represents less than 1%

(1) Consists of shares subject to an option exercisable within 60 days.

(2) Information is as of August 14, 1998 as indicated in the shareholder's
    Schedule 13G filed with the Securities and Exchange Commission on August 14, 1998.

(3) Includes 14,360 shares subject to an option exercisable within 60 days.

(4) Information is as of July 6, 1998 as indicated in the shareholder's
    Schedule 13G filed with the Securities and Exchange Commission on July 16, 1998.

(5) Represents the number of shares of Common Stock reserved for issuance to U.S. Bank National Association upon the conversion of 10 million shares of Series A Preferred Stock held by U.S. Bank National Association.

(6) U.S. Bankcorp is an affiliate of U.S. Bank National Association

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Compensation Summary

   The following table sets forth during the fiscal years ended December 31, 1998, 1997, and 1996 the compensation for services rendered for the Company's former Chief Executive Officer and the Company's three other most highly compensated executive officers based on salary and bonus for the last completed fiscal year (the "named executive officers").

                          Summary Compensation Table

                                                      Long Term
                                                     Compensation
                               Annual Compensation      Awards
                              ---------------------- ------------
                                                      Securities
                                                      Underlying   All Other
          Name and                  Salary    Bonus    Options    Compensation
     Principal Position       Year    ($)      ($)       (#)          ($)
     ------------------       ---- --------- ------- ------------ ------------
Leo Rosenberger(1)........... 1998   196,875           150,000        1,823
 CEO and CFO                  1997

Cynthia L. Pope (2).......... 1998   105,000                          1,474
 V.P., General Counsel and
  Secretary                   1997

Douglas B. Hauff(3).......... 1998 84,662.72       0         0        5,398
 Former President and CEO     1997   225,000       0         0       11,786
                              1996   225,450 350,000         0       12,664

Sheldon Goldman(4)........... 1998   209,615                 0        9,498
 President, Sungold Eyewear,
  Inc.                        1997   125,769            20,000        7,489

--------
(1) Represents (i) $656 for life insurance and disability premiums in 1998 and
    (ii) $1,167 for health insurance premiums in 1998. Mr. Rosenberger's employment with the Company commenced February 1, 1998.

(2) Represents (i) $378 for life insurance and disability premiums in 1998 and
    (ii) $1,095 for health insurance premiums in 1998. Ms. Pope's employment with the Company commenced February 1, 1998.

(3) Represents (i) $1,570, $4,626, and $4,710 in matching 401(k) contributions by the Company in 1998, 1997 and 1996, respectively, (ii) $786, $2,390 and $3,816 for life insurance and disability premiums in 1998, 1997 and 1996, respectively, and (iii) $3,041, $4,770 and $4,138 for dependent health insurance premiums in 1998, 1997 and 1996, respectively. Mr. Hauff resigned effective April 2, 1998.

(4) Represents (i) $2,115 in matching 401(k) contributions by the Company in 1998 and (ii) $7,382 and $7,489 for dependent health insurance premiums in 1998 and 1997, respectively. Mr. Goldman's employment with Sungold Eyewear, Inc. commenced April 10, 1997.

 Option Grants in 1998

   The following table sets forth information concerning the grant of stock options during 1998 to the named executive officers.

                                                                  Potential
                                                              Realizable Value
                                                              at Assumed Annual
                                                               Rates of Stock
                                                                    Price
                                                              Appreciation For
                              Individual Grants                 Option Term(2)
                 -------------------------------------------- -----------------
                 Number of   Percent of
                 Securities Total Options
                 Underlying  Granted to
                  Options   Employees in  Exercise Expiration
Name              Granted    Fiscal Year  Price(1)    Date       5%      10%
----             ---------- ------------- -------- ---------- -------- --------
Leo
 Rosenberger....  150,000         74       $2.63     2/1/08   $185,625 $471,375

                       Option Grants in Last Fiscal Year

--------
(1) All options were granted with an exercise price equal to the fair market value on the grant date based on the closing price of the Common Stock as quoted on the Nasdaq National Market.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulations of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Common Stock price, and assumes all options are exercised at the end of their respective 10 year terms. Actual gains, if any, on the stock option exercises depend on the future performance of the Common Stock and overall stock market conditions, as well as the option holders' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

 1998 Year-End Option Values

   No stock options were exercised by the named executive officers during the fiscal year ended December 31, 1998. The following table sets forth information concerning unexercised stock options held by each of the persons then named executive officers as of December 31, 1998.

                          1998 Year-End Option Values

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                              Options at Fiscal Year    In-the-Money Options at
                                        End                 Fiscal Year End
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Douglas Hauff...............      -0-         -0-         -0-          -0-

Sheldon Goldman.............    20,000        -0-         -0-          -0-

Cynthia L. Pope.............    27,931       4,769        -0-          -0-

Leo Rosenberger.............   112,500      37,500        -0-          -0-

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Compensation Committee Report on Executive Compensation

   The Compensation Committee's policies and plans are intended to (i) attract and retain high-caliber personnel on a long-term basis; (ii) encourage the creation of shareholder value; (iii) link compensation to business performance and shareholder returns over time; and (iv) maintain an appropriate balance between base salary and short- and long-term incentive opportunities. Guided by these principals, executive compensation is comprised of three components: base salary, annual incentive cash bonus compensation and long-term incentive compensation in the form of stock options. In general, the Company limits increases in base salaries and favors bonuses based on Company performance.

   Executive base salaries and option grants are negotiated at the time of hire. Options granted at the date of hire vest over time in accordance with the terms of the option grant. Cash bonus compensation is reviewed and established annually and is based on quantitative indicators of Company performance or specific performance to be achieved. Executive compensation established for 1998 and 1999 reflect the Company's short-term restructuring and recapitalization goals.

   The Company has established no extraordinary fringe benefit programs for its executive officers. Instead, the Company's executive officers participate in the Company's broad-based employee benefit programs under the same terms and conditions as all Company employees.

   Compensation payments in excess of $1 million to highly compensated executive officers are subject to a limitation on deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 1999 to any of the Company's named executive officers to be in excess of $1 million. The Company's Stock Plan is designed to qualify for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

   Chief Executive Officer Compensation. The 1998 compensation for the Company's Chief Executive Officer, Leo Rosenberger, was based on the same policies and criteria as the compensation for other executive officers and reflected the Company's short-term restructuring goals. Mr. Rosenberger's base salary of $225,000 per year was established by his employment agreement with the Company. The agreement also provided for a cash bonus of $150,000 payable on January 31, 1999, if Mr. Rosenberger was employed by the Company on that date. Mr. Rosenberger was also granted options to purchase 150,000 shares of the Company's common stock at an exercise price of $2.63 per share. The options vested quarterly and were fully vested at May 1, 1999.

                                          The Compensation Committee

                                          Paul Shipman
                                          William D. Ruckelshaus

Employment and Severance Agreements and Change-In-Control Agreements

 Employment Agreements.

   In February 1998, the Company entered into a one-year employment agreement with Leo Rosenberger, Chief Executive Officer and Chief Financial Officer of the Company. The agreement was amended in March 1999 to extend Mr. Rosenberger's employment for an additional year. Pursuant to the terms of the amended agreement, the Company agreed to pay Mr. Rosenberger an annual base salary of $225,000 and a bonus of $150,000 upon a change in control of the Company. Mr. Rosenberger is entitled to the change-in-control bonus as a result of the June 1, 1999 transaction with U.S. Bank.

 Stock Plan.

   Upon certain mergers, consolidations, acquisitions of property or stock, separations, reorganizations or liquidation of the Company, outstanding options, SARs and restricted stock under the Stock Plan will become fully exercisable, subject to certain exceptions. The June 1, 1999 transaction between Gargoyles and U.S. Bank did not accelerate the vesting of any outstanding options. In addition, the Compensation Committee of the Board of Directors may take such further action as it deems necessary or advisable, and fair to participants, with respect to outstanding awards under the Stock Plan.

Stock Price Performance

   The graph set forth below compares cumulative total return on the Common Stock with the cumulative total return of the Nasdaq Composite US and a selected peer group resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, for the period beginning on the closing of the Company's initial public offering on October 2, 1996 and ending on December 31, 1998. Stock price performance shown in the Performance Graph for the Common Stock is historical and not necessarily indicative of future price performance.

                       [PERFORMANCE CHART APPEARS HERE]

                          Total Return Analysis from Performance Chart
 -----------------------------------------------------------------------------
                                        10/2/96   12/31/96  12/31/97  12/31/98
 -----------------------------------------------------------------------------
 Gargoyles Inc.                         $100.00   $  43.00  $  19.75  $   1.23
 -----------------------------------------------------------------------------
 Peer Group                             $100.00   $  52.00  $  41.57  $  43.07
 -----------------------------------------------------------------------------
 Nasdaq Composite                       $100.00   $ 104.00  $ 127.03  $ 178.07
 -----------------------------------------------------------------------------

Certain Transactions

   In January 1996, in exchange for a cash payment of $56,000, the Company issued to Walter F. Walker, a director of the Company until June 1, 1999, a warrant to purchase 38,150 shares of the Company's Common Stock at an exercise price of $4.45 per share. The warrant is also convertible by Mr. Walker in certain circumstances into shares of Common Stock. The warrant was immediately exercisable in full and expires in December 2005.

   On April 9, 1997, the Company advanced funds to its then President and Chief Executive Officer, Douglas B. Hauff, as evidenced by a promissory note in favor of the Company in original principal amount of $531,299 plus interest at the rate of 4.75% per annum, relating to an individual income tax payment resulting from the exercise of a non-qualified stock option. During his employment with the Company, the Company from time to time had advanced funds to Mr. Hauff, as evidenced by a second promissory note dated March 11, 1998, in favor of the Company in original principal amount of $56,307 together with interest thereon at the rate of 5.75% per annum (the April 1997 note and the March 1998 note being referred to herein as the "Hauff Notes"). The Hauff Notes were due on February 15, 1999 and were fully reserved at December 31, 1997. Pursuant to an agreement dated February 2, 1999, Mr. Hauff paid the Hauff Notes by (1) paying the Company cash in the amount of $185,000, (2) waiving certain COBRA payments in the amount of $1,330, (3) assigning to the Company a non-interest bearing promissory note from Trillium Corporation in the amount of $95,000 payable August 14, 2000 (the "Assigned Note"), (4) executing and delivering to the Company a new promissory note in original amount of $32,500 plus interest at 8% per annum, with a maturity date of August 31, 2001 (the "New Hauff Note"), and (5) assuming certain obligations of the Company to Ken Griffey, Jr. under a License Agreement dated October 30, 1995 between Mr. Griffey and the Company which the Company valued at $200,000. The Company has reserved all but $20,000 of the Assigned Note and New Hauff Note at December 31, 1998.

   The Company is a party to a credit agreement with its primary lender U.S. Bank, National Association (the "Bank") which consists of (i) a revolving loan commitment of up to $9 million, secured by the assets of the Company and (ii) a term loan of $9.5 million, a term loan of $7 million, and a term loan of $3 million , all of which are secured by the assets of the Company. As part of a restructure of the credit facility in January 1997, the Company issued 400,000 shares of Common Stock to the Bank's affiliate, U.S. Bancorp. As part of the further restructuring of the credit facility, on June 1, 1999, Gargoyles issued 10 million shares of Series A Preferred Stock to the Bank. All term loans under the credit agreement are due and payable on June 1, 2005.

                                   AUDITORS

   BDO Seidman, LLP were the Company's independent public accountants for the fiscal year ending December 31, 1998. Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders.

                           EXPENSES AND SOLICITATION

   The accompanying proxy is solicited by and on behalf of the Board of Directors, and the entire costs of such solicitation will be borne by the Company. Boston EquiServe will distribute proxy materials to beneficial owners and may solicit proxies by personal interview, mail, telephone or telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held on the record date by such persons. Boston EquiServe serves as the Company's transfer agent and provides other services to the Company for a fixed monthly fee, and no additional fee is charged by Boston EquiServe for distributing proxies for the Company's Annual meeting. The Company, however, will reimburse Boston EquiServe for payments made to brokers and other nominees for their expenses in forwarding solicitation materials. Solicitations may be by personal interview, telephone or telegram by Directors, officers and other employees of the Company without special compensation.

                                 OTHER MATTERS

   The Company knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not now known or determined come before the Annual Meeting, the persons named in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                           PROPOSALS OF SHAREHOLDERS

   For proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy for the 1999 Annual Meeting of Shareholders, such proposals must be received by the Secretary of Gargoyles by June 15, 1999.

                                 ANNUAL REPORT

   A copy of the Company's 1998 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy of the Annual Report may obtain one without charge by writing or calling Cynthia
L. Pope, Vice President and General Counsel, Gargoyles, Inc., 5866 S. 194th Street, Kent, Washington 98032 (253) 796-2752 Ext. 3404.

                                    1544PS99

                                     PROXY

                                GARGOYLES, INC.

                   Annual Meeting, June 29, 1999, 10:00 a.m.
     Doubletree Guest Suites Seattle, 16500 Southcenter Parkway, Seattle,
                                  Washington

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Leo Rosenberger and Cynthia L. Pope, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares held of record by the undersigned on June 4, 1999, at the Annual Meeting of Shareholders of Gargoyles, Inc. (the "Company") on June 29, 1999 and any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

The shares represented by this proxy will be voted as specified on the reverse side, but if no specification is made, this proxy will be voted FOR the election of directors. The proxies may vote in their discretion as to other matters that may come before this meeting.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE

    Please mark
[X] votes as in
    this example.

Directors recommend a vote FOR election of the following directors:

1. Election of Directors.
   Class 1 Nominee: William C. Thompson, Jr.
   Class 2 Nominee: Daniel C. Regis
   Class 3 Nominee: Paul S. Shipman

                             FOR          WITHHOLD
                             [ ]            [ ]

   [ ]
       -------------------------------------------------------
       To withhold authority to vote for any individual, write the name(s) on the line above.

2. Transaction of any business that properly comes before the meeting or any adjournments or postponements thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.



                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                               Please date and sign exactly as name is imprinted hereon, including designation as executor, trustee, administrator, guardian or attorney, if applicable. When shares are held by joint tenants, both should sign. A corporation must sign its name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:             Date:            Signature:              Date:
          ------------      -----------           ------------      -----------